UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 17, 2010

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California		90064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 481-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 17, 2010, Kilroy Realty Corporation (the “Company”) and Kilroy Realty, L.P. (the “Operating Partnership”) entered into a dealer manager agreement (the “Dealer Manger Agreement”) with J.P. Morgan Securities Inc. (“J.P. Morgan”), Banc of America Securities LLC (“BofA Merrill Lynch”) and Barclays Capital Inc. (“Barclays”). Unless expressly stated or the context otherwise requires, in this Current Report on Form 8-K, “we,” “us” and “our” refer to the Company and the Operating Partnership.

Under the Dealer Manager Agreement, J.P. Morgan, BofA Merrill Lynch and Barclays will serve as the dealer managers (the “Dealer Managers”) for the Operating Partnership’s offer to purchase any and all of the Operating Partnership’s 3.250% Exchangeable Senior Notes due 2012 (the “offer”).

We have agreed to pay the Dealer Mangers a fee of $5 per $1,000 principal amount of notes purchased by us. In addition, we will reimburse the Dealer Managers for some of their costs in connection with the offer. We have also agreed to indemnify the Dealer Managers against any liabilities, including any losses, claims, damages, liabilities, or expenses arising from their engagement or services as Dealer Managers in connection with the offer, except for any losses, claims, damages, liabilities, or expenses that are determined by final and non-appealable judgment of a court of competent jurisdiction to have resulted primarily from their bad faith, gross negligence or willful misconduct.

We have also agreed to file with the SEC a Statement on Schedule TO with respect to the offer pursuant to Rule 13e-4 of the Exchange Act.

This description of material terms of the Dealer Manager Agreement is qualified in its entirety by the terms of the agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On May 17, 2010, the Company issued three press releases. Copies of the press releases are furnished as Exhibits 99.1, 99.2 and 99.3 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

1.01	Dealer Manager Agreement by and between Kilroy Realty Corporation, Kilroy Realty, L.P., J.P. Morgan Securities Inc., Banc of America Securities LLC and Barclays Capital Inc., dated as of May 17, 2010

99.1	Press Release dated May 17, 2010 issued by Kilroy Realty Corporation

99.2	Press Release dated May 17, 2010 issued by Kilroy Realty Corporation

99.3	Press Release dated May 17, 2010 issued by Kilroy Realty Corporation

The information included in this Current Report on Form 8-K (including the exhibit hereto) under Item 7.01 is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION

By:	/S/ HEIDI R. ROTH
Heidi R. Roth
Senior Vice President and Controller

Date: May 18, 2010

EXHIBIT INDEX

Exhibit Number	Description

1.01	Dealer Manager Agreement by and between Kilroy Realty Corporation, Kilroy Realty, L.P., J.P. Morgan Securities Inc., Banc of America Securities LLC and Barclays Capital Inc., dated as of May 17, 2010

99.1	Press Release dated May 17, 2010 issued by Kilroy Realty Corporation

99.2	Press Release dated May 17, 2010 issued by Kilroy Realty Corporation

99.3	Press Release dated May 17, 2010 issued by Kilroy Realty Corporation

4